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EXHIBIT 24.1 - DIRECTORS OF NATIONAL PROCESSING, INC.
               ANNUAL REPORT ON FORM 10-K
               POWER OF ATTORNEY

     The undersigned Directors of National Processing, Inc., an Ohio corporation (the "Corporation"), which anticipates filing a form 10-K annual report pursuant to Section 12(g) Securities and Exchange Commission Act of 1934 for the Corporation's fiscal year ended December 31, 2000, with the Securities and Exchange Commission hereby constitute and appoint David L. Zoeller, Carlton E. Langer, David E. Fountain and Thomas A. Richlovsky, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for each of us and in our names, in the capacity indicated below, said Form 10-K, and any and all amendments and exhibits thereto, or other documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as I could do if personally present, hereby ratifying and approving the acts of said attorneys, and any of them, and any such substitute.

     EXECUTED this 25th day of January, 2001.

   /s/ Paul G. Clark                            Chairman and Director
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      Paul G. Clark

   /s/ Jeffrey P. Gotschall                     Director
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      Jeffrey P. Gotschall

   /s/ Jon L. Gorney                            Director
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      Jon L. Gorney

   /s/ Preston B. Heller                        Director
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      Preston B. Heller

   /s/ Jeffrey D. Kelly                         Director
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      Jeffrey D. Kelly

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   /s/ J. Armando Ramirez                       Director
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      J. Armando Ramirez

   /s/ Robert G. Siefers                        Director
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      Robert G. Siefers